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                      SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:            APRIL 15, 1998
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                          CORNUCOPIA RESOURCES LTD.
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           (Exact name of registrant as specified in its charter)


BRITISH COLUMBIA, CANADA               0-16778                             NONE
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(State or other jurisdication of     (Commission                  (IRS Employer
 incorporation)                       File Number)          Identification No.)


    540 THE MARINE BUILDING, 355 BURRARD STREET, VANCOUVER, B.C.  V6C 2G8
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                   (Address of Principal Executive Office)


     Registrant's telephone number, including area code:  (604) 687-0619.





          Unless otherwise indicated, all references to "dollars" and
                        "$" are to United States dollars.

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                          CORNUCOPIA RESOURCES LTD.


                              TABLE OF CONTENTS


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ITEM 1:   CHANGES IN CONTROL OF REGISTRANT                                    -

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS                                -

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP                                          -

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                       -

ITEM 5:   OTHER EVENTS                                                        3

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS                               -

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS                                   3

ITEM 8:   CHANGE IN FISCAL YEAR                                               -

ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.                -

SIGNATURES                                                                    4

EXHIBITS                                                                    5-6
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CORNUCOPIA RESOURCES LTD. (THE "COMPANY")


ITEM 5:   OTHER EVENTS

All references to dollars are to United States dollars.

Cornucopia Resources Ltd. reports a net loss of $18.5 million for the year ended December 31, 1997. $16 million of the net loss was attributable to the write down of the Mineral Ridge Mine assets to reflect the re-evaluation of reserves at lower gold prices.

Due to suspension of mining in November, 1997, commercial production tests have yet to be completed. Consequently, net smelter revenues have been recorded as an offset to capital expenditures. Crushing and leaching operations are continuing and gold is being recovered and sold.

As of December 31, 1997, the Mineral Ridge Mine was not in compliance with certain of the covenants pursuant to the loan agreement with its banker Dresdner Kleinwort Benson. Principal payments of $1.5 million each due September 30, 1997 and December 31, 1997, have not yet been made. In view of the breaches of covenant, the Company has classified the entire loan and overdue interest to current liabilities. The working capital deficiency at year end was $14.0 million.

On December 8, 1997, Roberts & Schaefer recorded a notice of lien on the Mineral Ridge property claiming $619,486 for holdback, legal fees and interest. On April 10, 1998, Roberts & Schaefer filed notice of foreclosure. The Company will defend against this action.

The Company faces serious liquidity problems which can only be solved by an infusion of fresh capital to rectify the working capital deficiency, restore the mine to full production, and provide funds for further exploration and capital improvements.

Cornucopia is currently holding discussions with several companies interested in a corporate combination or financial restructuring.

As of February 23, 1998, the Company, by virtue of its current share price, ceased to be in compliance with the new Nasdaq SmallCap Market regulation which requires a minimum bid price of $1.00 for a period of ten trading days. This may result in de-listing of the Company's shares. Ways and means of preserving the listing are being reviewed, particularly in conjunction with any proposed merger.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

(c)       EXHIBITS

          20.1   NEWS RELEASE OF THE COMPANY DATED APRIL 15, 1998.


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                          CORNUCOPIA RESOURCES LTD.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CORNUCOPIA RESOURCES LTD.


                                                           /s/ Glenn H. Friesen
Date:  April 15, 1998                           -------------------------------
                                                               Glenn H. Friesen
                                                        Chief Financial Officer


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                                EXHIBIT 20.1


CORNUCOPIA RESOURCES LTD.
Suite 540 - 355 Burrard Street, Vancouver, BC Canada V6C 2G8
Telephone: (604) 687-0619 - Facsimile: (604) 681-4170


NEWS RELEASE

INVESTOR RELATIONS:1.800.436.4404

                                                   NASDAQ TRADING SYMBOL: CNPGF
                                                        TSE TRADING SYMBOL: CNP


APRIL 15, 1998

Vancouver, BC - Cornucopia Resources Ltd. reports a net loss of $18.5 million or $0.49 per share for the year ended December 31, 1997, compared with a net loss of $2.6 million or $0.09 per share in 1996. $16 million of the net loss was attributable to the write down of the Mineral Ridge Mine assets to reflect the re-evaluation of reserves at lower gold prices.

For the six months ended December 31, 1997, a total of 13,951 ounces of gold was shipped and sold for revenue of $5.3 million, equivalent to a realized price of $378.75 per ounce. Due to suspension of mining in November, 1997, commercial production tests have yet to be completed. Consequently, net smelter revenues have been recorded as an offset to capital expenditures and operating costs continue to be recorded as capital expenditures. Crushing and leaching operations are continuing and gold is being recovered and sold.

As of December 31, 1997, the Mineral Ridge Mine was not in compliance with certain of the covenants pursuant to the loan agreement with its banker Dresdner Kleinwort Benson. Principal payments of $1.5 million each due September 30, 1997 and December 31, 1997, have not yet been made. In view of the breaches of covenant, the Company has classified the entire loan and overdue interest to current liabilities. The working capital deficiency at year end was $14.0 million.

In 1996, the Company entered into a $12 million fixed price contract with Roberts & Schaefer Company for the construction of facilities and plant at the Mineral Ridge Mine of which $11.4 million had been paid by December 4, 1997. On December 8, 1997, Roberts & Schaefer recorded a notice of lien on the Mineral Ridge property claiming $619,486 for holdback, legal fees and interest. On April 10, 1998, Roberts & Schaefer filed notice of foreclosure. The Company will defend against this action.

D. H. Blattner & Sons, on February 10, 1998, recorded a notice of lien on the Mineral Ridge property for payment of outstanding invoices for contract mining. Invoices totaling $0.7 million are recorded in accounts payable and are expected to be paid as permitted by cash flow from the Mineral Ridge Mine.

The Company faces serious liquidity problems which can only be solved by an infusion of fresh capital to rectify the working capital deficiency, restore the mine to full production, and provide funds for further exploration and capital improvements.

Cornucopia is currently holding discussions with several companies interested in a corporate combination or financial restructuring. Any such arrangement will require the continuing cooperation of our bankers, as well as the concurrence of Cornucopia's shareholders and regulatory approvals. All available means will be used by management to ensure the survival of the Company without undue erosion of shareholder value.


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As of February 23, 1998, the Company, by virtue of its current share price, ceased to be in compliance with the new Nasdaq SmallCap Market regulation which requires a minimum bid price of $1.00 for a period of ten trading days. This may result in de-listing of the Company's shares. Ways and means of preserving the listing are being reviewed, particularly in conjunction with any proposed merger.

All references to dollars are to United States dollars.

ON BEHALF OF THE BOARD OF DIRECTORS


/s/ Andrew F. B. Milligan
--------------------------------
Andrew F. B. Milligan
President and CEO
CORNUCOPIA RESOURCES LTD.


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